Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Fundamental Income Properties, LLC

FIP Master Funding I, LLC

FIP Master Funding II, LLC

FIP Master Funding III, LLC

FIP Master Funding IV, LLC

FIP Master Funding VI, LLC

2425 East Camelback Road, Suite 700

Phoenix, Arizona 85016

8 March 2023

Re:

FIP Master Funding I, LLC, FIP Master Funding II, LLC, FIP Master Funding III, LLC, FIP Master Funding IV, LLC, FIP Master Funding VI, LLC, (collectively, the “Issuers”)

Fundamental Income Net-Lease Mortgage Notes, Series 2023-1 (the “Notes”)

Property and Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Fundamental Income Properties, LLC (the “Property Manager”), the Issuers and Atlas SP Securities, a division of Apollo Global Securities, LLC (“ATLAS SP,” together with the Property Manager and Issuers, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool consisting primarily of (i) fee titles to, and leasehold interests in ground leases on, commercial real estate properties (the “Properties”) and (ii) each of the leases with respect to such Properties and all payments required thereunder (the “Leases,” together with the Properties, the “Collateral Pool”) relating to the Issuers’ securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

For the purpose of the procedures described in this report, the 185 Properties and Leases on the Provided Data Files (as defined herein) are referred to as Property and Lease Numbers 1 through 185.

As used herein, the references to the asset file to data file comparison AUP report (the “2022-1 AUP Report”) related to the FIP Master Funding Net-Lease Mortgage Notes, Series 2022-1 securitization transaction (the “2022-1 Transaction”) refer to the report which describes the agreed-upon procedures we performed with respect to certain information relating to certain properties and leases as of 1 April 2022 (the “2022 Collateral Pool”) relating to the 2022-1 Transaction.

The procedures performed subsequent to the procedures described in the 2022-1 AUP Report and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Property Manager, on behalf of the Issuers, provided us with, or instructed us to obtain, as applicable:

a.	An electronic data file labeled “FIP Data Tape_2.1.2023_CSv2.xlsx“ and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Property Manager, on behalf of the Issuers, indicated contains information relating to the Properties and Leases as of 1 February 2023 (the “Statistical Cut-off Date”),

b.	An electronic data file labeled “FIP Data Tape_2.1.2023_EYv2.xlsx” and the corresponding record layout and decode information, as applicable (the “Final Data File,” together with the Preliminary Data File, the “Provided Data Files”), that the Property Manager, on behalf of the Issuers, indicated contains information relating to the Properties and Leases as of the Statistical Cut-off Date,

c.	A schedule and the corresponding record layout and decode information, as applicable (the “NAICS Code Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains information relating to the sector and industry group for the Properties and Leases,

d.	A schedule and the corresponding record layout and decode information, as applicable (the “FIP Corporate FCCR Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains information relating to the corporate fixed charge coverage ratio (“FCCR”) for the Properties and Leases,

e.	A schedule and the corresponding record layout and decode information, as applicable (the “FIP Contract FCCR Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains information relating to the contract FCCR for the Properties and Leases,

f.	A schedule and the corresponding record layout and decode information, as applicable (the “IA Rent Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains information relating to the current monthly rent Compared Characteristic (as defined below) for Property and Lease Number 109,

g.	Imaged copies of the:

i.	Lease agreement or master lease agreement, any corresponding amendments, estoppels or other related documents (collectively, the “Lease Agreement”),
ii.	Appraisal report (the “Appraisal”) and
iii.	The survey, floor plan or other related documents (collectively and as applicable, the “Survey,” together with the NAICS Code Schedule, FIP Corporate FCCR Schedule, FIP Contract FCCR Schedule, IA Rent Schedule, Lease Agreement and Appraisal, the “Source Documents”),

as applicable, that the Property Manager, on behalf of the Issuers, indicated relate to each Property and Lease,

h.	The list of relevant characteristics (the “Compared Characteristics”) on the Provided Data Files, which is shown on Exhibit 1 to Attachment A,

i.	The list of relevant characteristics (the “Recalculated Characteristics”) on the Data File, that the Property Manager, on behalf of the Issuers, instructed us to recalculate using information on the Final Data File, as described in Item 4. of Attachment A,

j.	The list of relevant characteristics (the “Provided Characteristics”) on the Provided Data Files, which is shown on Exhibit 2 to Attachment A, on which the Property Manager, on behalf of the Issuers, instructed us to perform no procedures and

k.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Provided Data Files is the “Subject Matter” as of the date of this report. We performed certain procedures on earlier versions of the Subject Matter and communicated any differences prior to being provided the final Subject Matter which was subjected to the procedures described below.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Issuers are responsible for the Subject Matter, Provided Data Files, Source Documents, Compared Characteristics, Recalculated Characteristics, Provided Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We were not requested to perform, and we have not performed, any procedures other than those listed in the 2022-1 AUP Report with respect to the Data File (as defined in the 2022-1 AUP Report). We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents, Provided Characteristics or any other information provided to us, or that we were instructed to obtain, as applicable, by the Property Manager, on behalf of the Issuers, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Collateral Pool, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Property Manager, on behalf of the Issuers, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Leases,
iii.	Whether the originator(s) of the Leases complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Properties or Leases that would be material to the likelihood that the issuers of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuers and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

8 March 2023

Attachment A Page 1 of 2

Procedures performed subsequent to the procedures described in the 2022-1 AUP Report and our associated findings

1.	For each property and lease on the Data File and Preliminary Data File, we compared the property number, as shown on the Data File, to the corresponding property number, as shown on the Preliminary Data File, and noted that:

a.	Six (6) of the properties and leases included on the Data File were not included on the Preliminary Data File (the “Removed Properties and Leases”),
b.	Seven (7) of the Properties and Leases included on the Preliminary Data File were not included on the Data File (the “Additional Properties and Leases”) and
c.	178 of the Properties and Leases were included on both the Data File and Preliminary Data File (the “Consistent Properties and Leases”).

2.	For each Consistent Property and Lease, we compared the:

a.	Property number,
b.	Tenant,
c.	Tenant sector,
d.	Tenant industry group,
e.	Master lease (Y/N),
f.	Guarantor,
g.	Land (sqft),
h.	Building sqft,
i.	Lease start date,
j.	Lease end date,
k.	Transfer of lease terms,
l.	Percentage rent,
m.	Lease type (NN/NNN),
n.	Remaining renewal options,
o.	Rent increase type,
p.	City and
q.	State

Compared Characteristics, and “original lease term months” Recalculated Characteristic, all as shown on the Data File, to the corresponding information, as shown on the Preliminary Data File. Except for the information shown on Exhibit 3 to Attachment A, all such compared information was in agreement.

Attachment A Page 2 of 2

3.	For each Property and Lease, we compared the Compared Characteristics listed on Exhibit 1 to Attachment A (except as otherwise noted on Exhibit 1 to Attachment A), as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided to us by the Property Manager, on behalf of the Issuers, described in the notes to Exhibit 1 to Attachment A and the succeeding paragraph(s) of this Item.

The Source Document(s) that we were instructed by the Property Manager, on behalf of the Issuers, to use for each Compared Characteristic are indicated on Exhibit 1 to Attachment A. Unless otherwise indicated in the notes to Exhibit 1 to Attachment A, where more than one Source Document is listed for a Compared Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement if the value on the Preliminary Data File for such Compared Characteristic agreed with the corresponding information on at least one of the Source Documents listed for such Compared Characteristic on Exhibit 1 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Compared Characteristics listed on Exhibit 1 to Attachment A.

4.	As instructed by the Property Manager, on behalf of the Issuers, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in Item 3. and provided a list of such differences to the Property Manager. The Preliminary Data File, as adjusted, is hereinafter referred to as the “Updated Preliminary Data File.”

5.	For each Property and Lease, we compared each Compared Characteristic listed on Exhibit 1 to Attachment A (except as otherwise noted on Exhibit 1 to Attachment A), all as shown on the Final Data File, to the corresponding information on the Updated Preliminary Data File. All such compared information was found to be in agreement.

6.	Using the:

a.	Statistical Cut-off Date and
b.	Lease End Date, as shown on the Final Data File,

we recalculated the “remaining lease term (months)” Recalculated Characteristic for each Property and Lease. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

7.	Using the lease start date and lease end date, both as shown on the Final Data File,

we recalculated the “original lease term (months)” Recalculated Characteristic for each Additional Property and Lease. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Exhibit 1 to Attachment A

Compared Characteristics and Source Documents

Compared Characteristic	Source Document(s)	Note(s)
Property number	Lease Agreement	i., iii.
Tenant	Lease Agreement	ii., iii.
Tenant sector	NAICS Code Schedule	iii.
Tenant industry group	NAICS Code Schedule	iii.
Corporate FCCR	FIP Corporate FCCR Schedule
Corp. statement date	FIP Corporate FCCR Schedule
Contract FCCR	FIP Contract FCCR Schedule
Unit statement date	FIP Contract FCCR Schedule	iv.
Current monthly rent	FIP Contract FCCR Schedule or IA Rent Schedule	v., vi.
Master Lease (Y/N)	Lease Agreement	iii.
Guarantor	Lease Agreement	iii.
Land (sqft)	Survey or Appraisal	iii.
Building sqft	Survey or Appraisal	iii.
Lease start date	Lease Agreement	iii.
Lease end date	Lease Agreement	iii.
Transfer of lease terms	Lease Agreement	iii.
Percentage rent	Lease Agreement	iii.
Lease type (NN/NNN)	Lease Agreement	iii.
Remaining renewal options	Lease Agreement	iii.
Date of last rent bump	Lease Agreement
Date of next rent bump	Lease Agreement
Rent increase type	Lease Agreement	iii.
City	Appraisal or Lease Agreement	iii.
State	Appraisal or Lease Agreement	iii.
Appraised value	Appraisal
Land value	Appraisal	vii., viii.
Appraisal date	Appraisal

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the tenant Compared Characteristics, the Property Manager, on behalf of the Issuers, instructed us to ignore differences due to abbreviations and truncations.

iii.	For the purpose of comparing the indicated Compared Characteristics, the Property Manager, on behalf of the Issuers, instructed us to compare such Compared Characteristics for Additional Properties and Leases.

iv.	For the purpose of comparing the unit statement date Compared Characteristic for Property and Lease Number 108, the Property Manager, on behalf of the Issuers, instructed us to use “N/A.”

v.	For the purpose of comparing the current monthly rent Compared Characteristic for each Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to use the same current monthly rent, as shown in the applicable Source Document, for any Property that has the same unique lease ID and an amount listed in the applicable Source Document.

vi.	For the purpose of comparing the current monthly rent Compared Characteristic for each Property and Lease (except for Property and Lease Number 109), the Property Manager, on behalf of the Issuers, instructed us to use the FIP Contract FCCR Schedule as the Source Document.

For the purpose of comparing the current monthly rent Compared Characteristic for Property and Lease Number 109, the Property Manager, on behalf of the Issuers, instructed us to use the IA Rent Schedule as the Source Document.

vii.	For the purpose of comparing the land value Compared Characteristic for Property and Lease Numbers 45, 46, 47, 156 and 157, the Property Manager, on behalf of the Issuers, instructed us to use “N/A.”

viii.	For the purpose of comparing the land value Compared Characteristic for Property and Lease Number 87, the Property Manager, on behalf of the Issuers, instructed us to use “$3,105,200.00.”

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described above.

Exhibit 2 to Attachment A

Provided Characteristics

Phase I (Y/N) Phase I Date Phase II (Y/N) Phase II (Date) Available Credit Ratings Transfer of Lease Terms

Note:      We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the Provided Characteristics.

Exhibit 3 to Attachment A

Compared Characteristic Differences between the Data File and Preliminary Data File

Property and Lease Number	Compared Characteristic	Data File Value	Preliminary Data File Value

87	Land (sqft)	207,013	207,009

87	Building sqft	TBD	48,023

108	Building sqft	N/A	TBD